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                                  EXHIBIT 10.21

                                 LEASE AGREEMENT
                                 ---------------


1.    Parties.  This Lease is made by and between MP HACIENDA, INC., a Delaware
      -------                                     -----------------
      corporation ("Landlord"), and WESTERN MICRO TECHNOLOGY, a California corporation ("Tenant").

2.    Premises.  Landlord hereby leases to Tenant and Tenant hereby leases from
      --------
      Landlord, upon the terms and conditions hereinafter set forth, those certain premises (the "Premises") presently known, as of the date of this Lease, as 252 - 254 Hacienda Avenue, situated in the City of Campbell County of Santa Clara, State of California, described as follows: for purposes of this Lease, the rentable square footage area of the Building shall be deemed to be approximately Thirty-Five Thousand Five Hundred Sixty-Three (35,563) square feet (the "Building"), as shown cross-hatched on the site plan (the "Site Plan") attached hereto as Exhibit "A." The Building is located on a larger parcel (the "Parcel") containing other buildings (the "Buildings") as shown on the Site Plan, which Parcel is described in Exhibit "B" attached hereto. In the event Landlord subdivides the Parcel in the future into two (2) or more legal parcels, the term "Parcel" shall thereafter refer to the legal parcel on which the Premises are located. Landlord shall not be required to make any alterations, additions or improvements to the Premises and the Premises shall be leased to Tenant in an "as-is" condition.

2.A.  Condition.  Landlord shall deliver that portion of the Premises known as
      ---------
      254 Hacienda ("Expansion Premises") to Tenant clean and free of debris on the Commencement Date and warrants to Tenant that the existing plumbing, fire sprinkler system, lighting, air conditioning, and heating in the Expansion Premises, other than those constructed by tenant, shall be in good operating condition on the Commencement Date. If a non-compliance with said warranty exists as of the Commencement Date, Landlord shall promptly after receipt of written notice from Tenant setting forth with specificity the nature and extent of such non-compliance, rectify same at Landlord's expense. If Tenant does not give Landlord written notice of a non-compliance with the warranty within thirty (30) days after the Commencement Date, correction of that non-compliance shall be the obligation of Tenant at Tenant's sole cost and expense. That portion of the Premises known as 252 Hacienda shall be accepted "as is" and no warranty shall apply.

3.    Term.  The term of this Lease ("Lease Term") shall be for five (5) years,
      ----
      commencing on July 15, 1995, (the "Commencement Date") and ending on July 14, 2000 unless sooner terminated pursuant to any provision hereof. Notwithstanding said scheduled Commencement Date, if for any reason Landlord cannot deliver possession of the Premises to Tenant on said date, Landlord shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Tenant hereunder, but in such case Tenant shall not be obligated to pay rent until possession of the Premises is tendered to Tenant and the commencement and termination dates of this Lease shall be revised to conform to the date of Landlord's delivery of possession. In the event Landlord shall permit Tenant to occupy the Premises prior to the Commencement Date, such occupancy shall be subject to all the provisions of this Lease, including the obligation to pay the Monthly Installment of rent, and(1) Common Area Charges.

4.    Rent.
      ----

      A.   Time of Payment.  Tenant shall pay to Landlord as rent for the
           ---------------
           Premises the sum specified in Paragraph 4.B below (the "Monthly Installment") each month in advance on the first day of each calendar month, without deduction or offset, prior notice or demand, commencing on the Commencement Date and continuing through the term of this Lease, together with such

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     (1)   final rev

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           additional rents as are payable by Tenant to Landlord under the terms of this Lease. The Monthly Installment for any period during the Lease Term which period is less than one (1) full month shall be a prorata portion of the Monthly Installment based upon a thirty (30) day month.

      B.   Monthly Installment.  A) The Monthly Installment of rent payable each
           -------------------
           month during the period from July 1, 1995 through and including June 30, 1997, shall be the sum of Twenty-Four Thousand One Hundred Eighty-Three and 00/100ths Dollars ($24,183.00) per month. B) The Monthly Installment of rent payable each month during the period from July 1, 1997 through June 30, 2000 shall be the sum of Twenty-Six Thousand Six Hundred Fifty-Six and 00/100ths Dollars ($26,656.00) per month.

      C.   Late Charge.  Tenant acknowledges that late payment by Tenant to
           -----------
           Landlord of rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any mortgage or deed of trust covering the Premises. Accordingly, if any installment of rent or any other sum due from Tenant shall not be received by Landlord within ten (10) days after such amount shall be due, Tenant shall pay to Landlord, as additional rent, a late charge equal to six percent (6%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of its other rights and remedies granted hereunder.

      D.   Additional Rent.  All taxes, insurance premiums, Common Area Charges,
           ---------------
           late charges, costs and expenses which Tenant is required to pay hereunder, together with all interest and penalties that may accrue thereon in the event of Tenant's failure to pay such amounts, and all reasonable damages, costs and attorneys' fees and expenses which Landlord may incur by reason of any default of Tenant or failure on Tenant's part to comply with the terms of this Lease, shall be deemed to be additional rent ("Additional Rent") and shall be paid in addition to the Monthly Installment of rent, and, in the event of nonpayment of the Monthly Installment of rent.

      E.   Place of Payment.  Rent shall be payable in lawful money of the
           ----------------
           United States of America to Landlord at 511 Division Street, Campbell CA, or to such other person (s) or at such other place (s) as Landlord may designate in writing.

      F.   Advance Payment.  Concurrently with the execution of this Lease,
           ---------------
           Tenant shall pay to Landlord the sum of Twenty-Four Thousand One Hundred Eighty-Three and 00/100ths Dollars ($24,183.00) to be applied to the Monthly Installment of rent first accruing under this Lease.

5.    Security Deposit.  Tenant shall deposit the sum of Twenty-Six Thousand Six
      ----------------
      Hundred Fifty-Six and 00/100ths Dollars ($26,656.00) (the "Security Deposit") upon execution of this Lease, to secure the faithful performance by Tenant of each term, covenant and condition of this Lease. This deposit shall be a combination of Tenant's security deposit in the amount of Twenty-One Thousand Five Hundred Seventy-Seven and 68/100ths Dollars ($21,577.68) currently on account with Landlord and the balance of Five Thousand Seventy-Eight and 32/100ths Dollars ($5,078.32) payable by Tenant to Landlord upon execution of this Lease herein. If Tenant shall at any time fail to make any payment or fail to keep or perform any term, covenant or condition on its part to be made or performed or kept under this Lease, Landlord may, but shall not be obligated to and without waiving or releasing Tenant from any obligation under this Lease, use, apply or retain the whole or any part of the Security Deposit (A) to the extent of any sum due to Landlord; (B) to make any required payment on Tenant's behalf; or (C) to compensate Landlord for any loss, damages, attorneys' fees or expense sustained by Landlord due to Tenant's

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      default.  In such event, Tenant shall, within five (5) days of written demand by Landlord, remit to Landlord sufficient funds to restore the Security Deposit to its original sum. No interest shall accrue on the Security Deposit. Landlord shall not be required to keep the Security Deposit separate from its general funds. Should Tenant comply with all the terms, covenants, and conditions of this Lease and at the end of the term of this Lease leave the Premises in the condition required by this Lease, then said Security Deposit, less any sums owing to Landlord, shall be returned to Tenant within thirty (30) days after the termination of this Lease and vacancy of the Premises by Tenant.

6.    Use of Premises.  Tenant shall use the Premises only in conformance with
      ---------------
      applicable governmental laws, regulations, rules and ordinances for the purpose of general office, manufacturing, distribution and warehousing of electronic parts and for no other purpose. Tenant shall indemnify, protect, defend, and hold Landlord harmless against any loss, expense, damage, attorneys' fees or liability arising out of the failure of Tenant to comply with any applicable law. Tenant shall not commit or suffer to be committed any waste upon the Premises, or any nuisance, or other acts or things which may disturb the quiet enjoyment of any other tenant in the buildings adjacent to the Premises, or allow any sale by auction upon the Premises, or allow the Premises to be used for any unlawful purpose, or place any loads upon the floor, walls or ceiling which endanger the structure, or place any harmful liquids in the drainage system of the Building. No waste materials or refuse shall be dumped upon or permitted to remain upon any part of the Premises outside of the Building proper, except in trash containers placed inside exterior enclosures designated for that purpose by Landlord. No materials, supplies, equipment, finished products or semi-finished products, raw materials or articles of any nature shall be stored upon or permitted to remain on any portion of the Premises outside of the Building proper. Tenant shall strictly comply with the provisions of Paragraph 39 below.

7.    Taxes and Assessments.
      ---------------------

      A.   Tenant's Property.  Tenant shall pay before delinquency any and all
           -----------------
           taxes and assessments, license fees and public charges levied, assessed or imposed upon or against Tenant's fixtures, equipment, furnishings, furniture appliances and personal property installed or located on or within the Premises. Tenant shall cause said fixtures, equipment, furnishings, furniture, appliances and personal property to be assessed and billed separately from the real property of Landlord. If any of Tenant's said personal property shall be assessed with Landlord's real property, Tenant shall pay Landlord the taxes attributable to Tenant within ten (10) days after receipt of a written statement from Landlord setting forth the taxes applicable to Tenant's property.

      B.   Property Taxes.  Tenant shall pay, as additional rent, its Pro Rata
           --------------
           Share (as defined below) of all Property Taxes levied or assessed with respect to the land comprising the Parcel and with respect to all buildings and improvements located on the Parcel which become due or accrue during the term of this Lease. Tenant shall pay such Property Taxes to Landlord within twenty (20) days after receipt of billing. Provided that Landlord bills Tenant at least thirty (30) days prior to the delinquency date of such Property Taxes, Tenant shall pay such Property Taxes to Landlord at least ten (10) days prior to the delinquency date, and if Tenant fails to do so, Tenant shall reimburse Landlord, on demand, for all interest, late fees and penalties that the taxing authority charges Landlord. In the event Landlord's mortgagee requires an impound for Property Taxes, then on the first day of each month during the Lease Term, Tenant shall pay Landlord one twelfth (1/12) of its annual share of such Property Taxes. Tenant's liability hereunder shall be prorated to reflect the Commencement and termination dates of this Lease. Tenant's share of the Property Taxes shall be determined by Landlord from the respective valuation assigned in the Assessor's worksheet or such other information as may be reasonably available. Landlord's reasonable determination thereof, in good faith, shall be conclusive.

           As used in this Lease, the term "Tenant's Pro Rata Share" shall mean a fraction, expressed as a percentage, the numerator of which is the number of square feet of floor space contained in

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           the Premises and the denominator of which is the number of square feet of floor space contained in all of the Buildings located on the Parcel. As of the Commencement Date, Tenant's Pro Rata Share is Eleven and Fifty-Seven One Hundredths percent (11.57%).

           For the purpose of this Lease, "Property Taxes" means and includes all taxes, assessments (including, but not limited to, assessments for public improvements or benefits), taxes based on vehicles, utilizing parking areas, taxes based or measured by the rent paid, payable or received under this Lease, taxes on the value, use, or occupancy of the Premises, the Buildings and/or the Parcel, Environmental Surcharges, and all other governmental impositions and charges of every kind and nature whatsoever, whether or not customary or within the contemplation of the parties hereto and regardless of whether the same shall be extraordinary or ordinary, general or special, unforeseen or foreseen, or similar or dissimilar to any of the foregoing which, at any time during the Lease Term, shall be applicable to the Premises, the Buildings and/or the Parcel or assessed, levied or imposed upon the Premises, the Buildings and/or the Parcel, or become due and payable and a lien or charge upon the Premises, the Buildings and/or the Parcel, or any part thereof, under or by virtue of any present or future laws, statutes, ordinances, regulations or other requirements of any governmental authority whatsoever. The term "Environmental Surcharges" shall mean and include any and all expenses, taxes, charges or penalties imposed by the Federal Department of Energy, the Federal Environmental protection Agency, the Federal Clean Air Act, or any regulations promulgated thereunder or any other local, state or federal governmental agency or entity now or hereafter vested with the power to impose taxes, assessments, or other types of surcharges as a means of controlling or abating environmental pollution or the use of energy. The term "Property Taxes" shall not include any federal, state or local net income, estate, or inheritance tax imposed on Landlord.

      C.   Other Taxes.  Tenant shall, as additional rent, pay or reimburse
           -----------
           Landlord for any tax based upon, allocable to, or measured by the area of the Premises or the Buildings or the Parcel; or by the rent paid, payable or received under this Lease; any tax upon or with respect to the possession, leasing, operation, any tax upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy of the Premises or any portion thereof; any privilege tax, excise tax, business and occupation tax, gross receipts tax, sales and/or use tax, water tax, sewer tax, employee tax, occupational license tax imposed upon Landlord or Tenant with respect to the Premises; any tax upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises.

8.    Insurance.
      ---------

      A.   Indemnity.  Tenant agrees to indemnify, protect and defend Landlord
           ---------
           against and hold Landlord harmless from any and all claims, causes of action, judgments, obligations or liabilities, and all reasonable expenses incurred in investigating or resisting the same (including reasonable attorneys' fees), on account of, or arising out of, the operation, maintenance, use or occupancy of the Premises and all areas appurtenant thereto. This Lease is made on the express understanding that Landlord shall not be liable for, or suffer loss by reason of, injury to person or property, from whatever cause (except for active negligence or willful misconduct of Landlord), which in any way may be connected with the operation, use or occupancy of the Premises specifically including, without limitation, any liability for injury to the person or property of Tenant, its agents, officers, employees, licensees and invites

      B.   Liability Insurance.  Tenant shall, at Tenant's expense, obtain and
           -------------------
           keep in force during the term of this Lease a policy of comprehensive public liability insurance insuring Landlord and Tenant against claims and liabilities arising out of the operation, use, or occupancy of the Premises and all areas appurtenant thereto, including parking areas. Such insurance shall be in an amount

                                       -4-

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           of not less than Three Million Dollars ($3,000,000.00) for bodily injury or death as a result of any one occurrence and Five Hundred Thousand Dollars ($500,000.00) for damage to property as a result of any one occurrence. The insurance shall be with companies approved by Landlord, which approval Landlord agrees not to withhold unreasonably. Tenant shall deliver to Landlord, prior to possession, and at least thirty (30) days prior to the expiration thereof, a certificate of insurance evidencing the existence of the policy required hereunder and such certificate shall certify that the policy
           (1) names Landlord as an additional insured, (2) shall not be canceled or altered without thirty (30) days prior written notice to Landlord, (3) insures performance of the indemnity set forth in Paragraph 8.A above, (4) the coverage is primary and any coverage by Landlord is in excess thereto and (5) contains a cross-liability endorsement. Landlord may maintain a policy or policies of comprehensive general liability insurance insuring Landlord (and such others as are designated by Landlord), against liability for personal injury, bodily injury, death and damage to property occurring or resulting from an occurrence in, on or about the Premises or the Common Area, with such limits of coverage as Landlord may from time to time determine are reasonably necessary for its protection. The cost of any such liability insurance maintained by Landlord shall be a Common Area Charge and Tenant shall pay, as additional rent, its share of such cost to Landlord as provided in Paragraph 12 below.

      C.   Property Insurance.  Landlord shall obtain and keep in force during
           ------------------
           the term of this Lease a policy or policies of insurance covering loss or damage to the Premises and the Buildings, in the amount of the full replacement value thereof, providing protection against those perils included within the classification of "all risk" insurance, plus a policy of rental income insurance in the amount of one hundred percent (100%) of twelve (12) months rent (including, without limitation, sums payable as Additional Rent), plus, at Landlord's option, flood insurance and earthquake insurance, and any other coverages which may be required from time to time by Landlord's mortgagee. Tenant shall have no interest in nor any right to the proceeds of any insurance procured by Landlord on the Premises. Tenant shall, within twenty (20) days after receipt of billing, pay to Landlord as additional rent, the full cost of such insurance procured and maintained by Landlord. Tenant acknowledges that such insurance procured by Landlord shall contain a deductible which reduces Tenant's cost for such insurance and, in the event of loss or damage, Tenant shall be required to pay to Landlord the amount of such deductible.

      D.   Tenant's Insurance. Release of Landlord.  Tenant acknowledges that
           ------------------
           the insurance to be maintained by Landlord on the Premises pursuant to Subparagraph C above will not insure any of Tenant's property. Accordingly, Tenant, at Tenant's own expense, shall maintain in full force and effect on all of its fixtures, equipment, leasehold improvements and personal property in the Premises, a policy of "All Risk' coverage insurance to the extent of at least ninety percent (90%) of their insurable value, or an amount which reasonably insures the aforementioned. Tenant hereby releases Landlord, and its partners, officers, agents employees and servants from any and all claims, demands, losses, expenses or injuries to the Premises or to the furnishings, fixtures, equipment, inventory or other personal property of Tenant in, about, or upon the Premises, which are caused by perils, events or happenings where the same are covered by the insurance required by this Lease or which are the subject of insurance carried by Tenant and in force at the time of such loss.

9.    Utilities.  Tenant shall pay for all water, gas, light, heat, power,
      ---------
      electricity, telephone, trash pick up, sewer charges and all other services supplied to or consumed on the Premises, and all taxes and surcharges thereon. In addition, the cost of any utility services supplied to the Common Area or not separately metered to the Premises shall be a Common Area Charge and Tenant shall pay its share of such costs to Landlord as provided in Paragraph 12 below.

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10.   Repairs and Maintenance.
      -----------------------

      A.   Landlord's Repairs.  Subject to provisions of Paragraph 16, Landlord
           ------------------
           shall keep and maintain the exterior roof, structural elements and exterior walls of the Building in good order and repair. Landlord shall not, however, be required to maintain, repair or replace the interior surface of exterior walls, nor shall Landlord be required to maintain, repair or replace windows, doors, skylights or plate glass. Landlord shall have no obligation to make repairs under this Subparagraph until a reasonable time after receipt of written notice from Tenant of the need for such repairs. Tenant shall reimburse Landlord, as additional rent, within fifteen (15) days after receipt of billing, for the cost of such repairs and maintenance which are the obligation of Landlord hereunder, provided however, that Tenant shall not be required to reimburse Landlord for the cost of maintenance and repairs of the structural elements of the Building unless such maintenance or repair is required because of the negligence or willful misconduct of Tenant or its employees, agents or invitees. As used herein, the term "structural elements of the building" shall mean and be limited to the foundation, footings, floor slab (but not flooring), structural walls, and roof structure (but not roofing or roof membrane).

      B.   Tenant's Repairs.  Except as expressly provided in Subparagraph A
           ----------------
           above, Tenant shall, at its sole cost, keep and maintain the entire Premises and every part thereof, including without limitation, the windows, window frames, plate glass, glazing, skylights, truck doors, doors and all door hardware, the walls and partitions, and the electrical, plumbing, lighting, heating, ventilating and air conditioning systems and equipment in good order, condition and repair. The term "repair' shall include replacements, restorations and/or renewals when necessary as well as painting. Tenant's obligation shall extend to all alterations, additions and improvements to the Premises, and all fixtures and appurtenances therein and thereto. Tenant shall, at all times during the Lease Term, have in effect a service contract for the maintenance of the heating, ventilating and air conditioning ("HVAC") equipment with an HVAC repair and maintenance contractor approved by Landlord. The HVAC service contract shall provide for periodic inspection and servicing at least once every three (3) months during the term hereof, and Tenant shall provide Landlord with a copy of such contract and all periodic service reports.

           Should Tenant fail to make repairs required of Tenant hereunder forthwith upon five (5) days notice from Landlord or should Tenant fail thereafter to diligently complete the repairs, Landlord, in addition to all other remedies available hereunder or by law and without waiving any alternative remedies, may make the same, and in that event, Tenant shall reimburse Landlord as additional rent for the cost of such maintenance or repairs within five (5) days of written demand by Landlord.

           Landlord shall have no maintenance or repair obligations whatsoever with respect to the Premises except as expressly provided in Paragraphs 10.A and 11. Tenant hereby expressly waives the provisions of Subsection 1 of Section 1932 and Sections 1941 and 1942 of the Civil Code of California and all rights to make repairs at the expense of Landlord as provided in Section 1942 of said Civil Code. There shall be no allowance to Tenant for diminution of rental value, and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising from the making of or the failure to make, any repairs, alterations, decorations, additions or improvements in or to any portion of the Premises or the Building or Common Area (or any of the areas used in connection with the operation thereof, or in or to any fixtures, appurtenances or equipment), or by reason of the negligence of Tenant or any other tenant or occupant of the Parcel. In no event shall Landlord be responsible for any consequential damages arising or alleged to have arisen from any of the foregoing matters. Tenant hereby agrees that, except for Landlord's or its agents gross negligence or willful misconduct, Landlord shall not be liable for injury to Tenant's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Tenant, Tenant's employees, invitees, customers, or any other person in or about the Premises, the

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           Building, or the Common Area, nor shall Landlord be liable for injury to the person of Tenant, Tenant's employees, agents or contractors whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said damage or injury results from any other cause, whether the said damage or injury results from conditions arising upon the Premises or upon other portions of the Building, or from other sources or places and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Tenant. Landlord shall not be liable for any damages arising from any act or neglect of any other tenant, if any, of the Building or the Parcel.

11.   Common Area.  Subject to the terms and conditions of this Lease and such
      -----------
      rules and regulations as Landlord may from time to time prescribe, Tenant and Tenant's employees, invitees and customers shall, in common with other occupants of the Parcel, and their respective employees, invitees and customers, and others entitled to the use thereof, have the nonexclusive right to use the access roads, parking areas and facilities provided and designated by Landlord for the general use and convenience of the occupants of the Parcel, which areas and facilities are referred to herein as "Common Area. This right shall terminate upon the termination of this Lease. Landlord reserves the right from time to time to make changes in the shape, size, location, amount and extent of the Common Area. Landlord further reserves the right to promulgate such reasonable rules and regulations relating to the use of the Common Area, and any part or parts thereof, as Landlord may deem appropriate for the best interest of the occupants of the Parcel. The rules and regulations shall be binding upon Tenant upon delivery of a copy of them to Tenant, and Tenant shall abide by them and cooperate in their observance. Such rules and regulations may be amended by Landlord from time to time, with or without advance notice, and all amendments shall be effective upon delivery of a copy of them to Tenant. Tenant shall have the non-exclusive use of no more than Seventy-Five (75) of the parking spaces in the Common Area as designated from time to time by Landlord. Tenant shall not at any time park or permit the parking of Tenant's trucks or other vehicles, or the trucks or other vehicles of others, adjacent to loading areas so as to interfere in any way with the use of such areas, nor shall Tenant at any time park or permit the parking of Tenant's vehicles or trucks, or the vehicles or trucks of Tenant's suppliers or others, in any portion of the Common Area not designated by Landlord for such use by Tenant. Tenant shall not abandon any inoperative vehicles or equipment on any portion of the Common Area. Tenant shall make no alterations, improvements or additions to the Common Area.

      Landlord shall operate, manage, insure, maintain and repair the Common Area in good order, condition and repair. The manner in which the Common Area shall be maintained and the expenditures for such maintenance shall be at the discretion of Landlord. The cost of such repair, maintenance, operation, insurance and management, including without limitation, maintenance and repair of landscaping, irrigation systems, paving, sidewalks, fences, and lighting, shall be a Common Area Charge and Tenant shall pay to Landlord its share of such costs as provided in Paragraph 12 below.

12.   Common Area Charges.  Tenant shall pay to Landlord, as additional rent,
      -------------------
      upon demand but not more often than once each calendar month, an amount equal to its Pro Rata Share of the Common Area Charges as defined in Paragraphs 8.C, 9, 11 of this Lease. Tenant acknowledges and agrees that the Common Area Charges shall include an. additional five percent (5%) of the actual expenditures in order to compensate Landlord for accounting, management and processing services.

13.   Alterations.  It is acknowledged by Landlord that Tenant is constructing
      -----------
      those certain Improvements as outlined in Exhibit C and C-1. Tenant shall not be required to remove the Improvements outlined in Exhibits C and C-1 upon termination of this Lease. Tenant shall not make, or suffer to be made, any alterations, improvements or additions in, on, about or to the Premises or any part thereof, without the prior written consent of Landlord and without a valid building permit issued by the appropriate governmental authority. As a condition to giving such consent, Landlord may require that Tenant agree to remove any such alterations, improvements or additions at the termination of this Lease, and to restore the Premises to their prior condition. Unless Landlord requires that Tenant remove any such alterations, improvement or addition, any alteration, addition or improvement to the Premises, except movable furniture and trade fixtures not affixed to the Premises, shall become the property of Landlord upon termination of the Lease and shall remain upon and be surrendered with the Premises at the termination of this Lease. Without limiting the generality of the foregoing, all heating, lighting, electrical (including all wiring, conduit, outlets, drops, buss ducts, main and subpanels), air conditioning, partitioning, drapery, and carpet installations made by Tenant regardless of how affixed to the Premises, together with all other additions, alterations and improvements that have become an integral part of the Building, shall be and become the property of the Landlord upon termination of the Lease, and shall not be deemed trade fixtures, and shall remain upon and be surrendered with the Premises at the termination of this Lease.

      If, during the term hereof, any alteration, addition or change of any sort to all or any portion of the Premises is required by law, regulation, ordinance or order of any public agency, Tenant shall promptly make the same at its sole cost and expense. If during the term hereof, any alteration, addition, or change to the Common Area is required by law, regulation, ordinance or order of any public agency, Landlord shall make the same and the cost of such alteration, addition or change shall be a Common Area Charge and Tenant shall pay is share of said cost to Landlord as provided in Paragraph 12 above.

14.   Acceptance of the Premises.  By entry and taking possession of the
      --------------------------
      Premises pursuant to this Lease, Tenant accepts the Premises as being in good and sanitary order, condition and repair and accepts the Premises in their condition existing as of the date of such entry, and Tenant further accepts the tenant improvements to be constructed by Landlord, if any, as being completed in accordance with the plans and specifications for such improvements, except for punch list items. Tenant acknowledges that neither the Landlord nor Landlord's agents has made any representation or warranty as to the suitability of the Premises to the conduct of Tenant's business. Any agreements, warranties or representations not expressly contained herein shall in no way bind either Landlord or Tenant, and Landlord and Tenant expressly waive all claims for damages by reason of any statement, representation, warranty, promise or agreement, if any, not contained in this Lease. This Lease constitutes the entire understanding between the parties hereto and no addition to, or modification of, any term or provision of this Lease shall be effective until set forth in a writing signed by both Landlord and Tenant.

15.   Default.
      -------

      A.   Events of Default.  A breach of this Lease shall exist if any of the
           -----------------
           following events (hereinafter referred to as "Event of Default") shall occur:

           1. Default in the payment when due of any installment of rent or other payment required to be made by Tenant hereunder, where such default shall not have been cured within three (3) days after written notice of such default is given to Tenant;

           2. Tenant's failure to perform any other term, covenant or condition contained in this Lease where such failure shall have continued for twenty (20) days after written notice of such failure is given to Tenant;
           3.   Tenant's vacating or abandonment of the Premises;

           4. Tenant's assignment of its assets for the benefit of its creditors;

           5. The sequestration of, attachment of, or execution on, any substantial part of the property of Tenant or on any property essential to the conduct of Tenant's business shall have occurred and Tenant shall have failed to obtain a return or release of such property within thirty (30) days thereafter, or prior to sale pursuant to such sequestration, attachment or levy, whichever is earlier;

           6. Tenant or any guarantor of Tenant's obligations hereunder shall commence any case, proceeding or other action seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seek appointment of a receiver, trustee, custodian, or other similar official for it or for all or any substantial part of its property;

           7. Tenant or any such guarantor shall take any corporate action to authorize any of the actions set forth in Clause 6 above; or

           8. Any case, proceeding or other action against Tenant or any guarantor of Tenant's obligations hereunder shall be commenced seeking to have an order for relief entered against it as debtor, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property, and such case, proceeding or other action (i) results in the entry of an order for relief against it which is not fully staved within seven (7) business days after the entry thereof or (ii) remains undismissed for a period of forty-five (45) days.

      B.   Remedies.  Upon any Event of Default, Landlord shall have the
           --------
           following remedies, in addition to all other rights and remedies provided by law, to which Landlord may resort cumulatively, or in the alternative:

           1.   Recovery of Rent.  Landlord shall be entitled to keep this Lease
                ----------------
                in full force and effect (whether or not Tenant shall have abandoned the Premises) and to enforce all of its rights and remedies under this Lease, including the right to recover rent and other sums as they become due, plus interest at the Permitted Rate (as defined in Paragraph 33 below) from the due date of each installment of rent or other sum until paid.

           2.   Termination.  Landlord may terminate this Lease by giving Tenant
                -----------
                written notice of termination. On the giving of the notice all of Tenant's rights in the Premises and the Building and Parcel shall terminate. Upon the giving of the notice of termination, Tenant shall surrender and vacate the Premises in the condition required by Paragraph 34, and Landlord may re-enter and take possession of the Premises and all the remaining improvements or property and eject Tenant or any of Tenant's subtenants, assignees or other person or persons claiming any right under or through Tenant or eject some and not others or eject none. This Lease may also be terminated by a judgment specifically providing for termination. Any termination under this paragraph shall not release Tenant from the payment of any sum then due Landlord or from any claim for damages or rent previously accrued or then accruing against Tenant. In no event shall any one or more of the following actions by Landlord constitute a termination of this Lease:

                a.   maintenance and preservation of the Premises;

                b.   efforts to relet the Premises;

                c. appointment of a receiver in order to protect Landlord's interest hereunder;

                d. consent to any subletting of the Premises or assignment of this Lease by Tenant, whether pursuant to provisions hereof concerning subletting and assignment or otherwise; or

                e. any other action by Landlord or Landlord's agents intended to mitigate the adverse effects from any breach of this Lease by Tenant.

           3.   Damages.  In the event this Lease is terminated pursuant to
                -------
                Subparagraph 15.B.2 above, or otherwise, Landlord shall be entitled to damages in the following sums:

                a. the worth at the time of award of the unpaid rent which has been earned at the time of termination; plus

                b. the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

                c. the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; and

                d. any other amount necessary to compensate Landlord for all detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease, or which in the ordinary course of things would be likely to result therefrom including, without limitation, the following:
                     (i) expenses for cleaning, repairing or restoring the Premises; (ii) expenses for altering, remodeling or otherwise improving the Premises for the purpose of reletting, including installation of leasehold improvements (whether such installation be funded by a reduction of rent, direct payment or allowance to the succeeding lessee, or otherwise); (iii) real estate broker's fees, advertising costs and other expenses of reletting the Premises; (iv) costs of carrying the Premises such as taxes and insurance premiums thereon, utilities and security precautions; (v) expenses in retaking possession of the Premises; (vi) attorneys' fees and court costs; and (vii) any unamortized real estate brokerage commission paid in connection with this Lease.

                e. The "worth at the time of award" of the amounts referred to in Subparagraphs (a) and (b) of this Paragraph, is computed by allowing interest at the Permitted Rate. The "worth at the time of award" of the amounts referred to in Subparagraph (c) of this Paragraph is computed by discounting such amount at the discount rate of the Federal Reserve Board of San Francisco at the time of award plus one percent (1%). The term "rent" as used in this Paragraph shall include all sums required to be paid by Tenant to Landlord pursuant to the terms of this Lease.

16.   Destruction.  In the event that any portion of the Premises are destroyed
      -----------
      or damaged by an uninsured peril, Landlord or Tenant may, upon written notice to the other, given within thirty (30) days after the occurrence of such damage or destruction, elect to terminate this Lease; provided, however, that either party may, within thirty (30) days after receipt of such notice, elect to make any required repairs and/or restoration at such party's sole cost and expense, in which event this Lease shall remain in full force and effect, and the party having made such election to restore or repair shall thereafter diligently proceed with such repairs and/or restoration.

      In the event the Premises are damaged or destroyed from any insured peril to the extent of fifty percent (50%) or more of the then replacement cost of the Premises, Landlord may, upon written notice to Tenant, given within thirty (30) days after the occurrence of such damage or destruction, elect to terminate this Lease. If Landlord does not give such notice in writing within such period, Landlord shall be deemed to have elected to rebuild or restore the Premises, in which event Landlord shall, at its expense, promptly rebuild or restore the Premises to their condition prior to the damage or destruction and Tenant shall pay to Landlord upon commencement of reconstruction the amount of any deductible from the insurance policy.

      In the event the Premises are damaged or destroyed from any insured peril to the extent of less than fifty percent (50%) of the then replacement cost of the Premises, Landlord shall, at Landlord's expense, promptly rebuild or restore the Premises to their condition prior to the damage or destruction and Tenant shall pay to Landlord upon commencement of reconstruction the amount of any deductible from the insurance policy.

      In the event that, pursuant to the foregoing provisions, Landlord is to rebuild or restore the Premises, Landlord shall, within thirty (30) days after the occurrence of such damage or destruction, provide Tenant with written notice of the time required for such repair or restoration. If such period is longer than one hundred eighty (180) days from the issuance of a building permit, Tenant may, within thirty (30) days after receipt of Landlord's notice, elect to terminate the Lease by giving written notice to Landlord of such election, whereupon the Lease shall immediately terminate. The period of time for Landlord to complete the repair or restoration shall be extended for delays caused by the fault or neglect of Tenant or because of acts of God, acts of publication, labor disputes, strikes, fires, freight embargoes, rainy or stormy weather, inability to obtain materials, supplies or fuels, acts of contractors or subcontractors, or delay of contractors or subcontractors due to such causes, or other contingencies beyond the control of Landlord. Landlord's obligation to repair or restore the Premises shall not include restoration of Tenant's trade fixtures, equipment, merchandise, or any improvements, alterations or additions made by Tenant to the Premises.

      Unless this Lease is terminated pursuant to the foregoing provisions, this Lease shall remain in full force and effect; provided, however, that during any period of repairs or restoration, rent and all other amounts to be paid by Tenant on account of the Premises and this Lease shall be abated in proportion to the area of the Premises rendered not reasonably suitable for the conduct of Tenant's business thereon. Tenant hereby expressly waives the provisions of Section 1932, Subdivision 2 and Section 1933, Subdivision 4 of the California Civil Code.

17.   Condemnation.
      ------------

      A.   Definition of Terms .  For the purposes of this Lease, the term (1)
           --------------------
           "Taking" means a taking of the Premises or damage to the Premises related to the exercise of the power of eminent domain and includes a voluntary conveyance, in lieu of court proceedings, to any agency, authority, public utility, person or corporate entity empowered to condemn property; (2) "Total Taking" means the taking of the entire Premises or so much of the Premises as to prevent or substantially impair the use thereof by Tenant for the uses herein specified; provided, however, in no event shall a Taking of less than ten percent (10%) of the Premises be deemed a Total Taking; (3) "Partial Taking" means the taking of only a portion of the Premises which does not constitute a Total Taking; (4) "Date of Taking" means the date upon which the title to the Premises, or a portion thereof, passes to and vests in the condemnor or the effective date of any order for possession if issued prior to the date title vests in the condemnor; and (5) "Award" means the amount of any award made, consideration paid, or damages ordered as a result of a Taking.

      B.   Rights.  The parties agree that in the event of a Taking all rights
           ------
           between them or in and to an Award shall be as set forth herein and Tenant shall have no right to any Award except as set forth herein.

      C.   Total Takings.  In the event of a Total Taking during the term hereof
           -------------
           (1) the rights of Tenant under the Lease and the leasehold estate of Tenant in and to the Premises shall cease and terminate as of the Date of Taking; (2) Landlord shall refund to Tenant any prepaid rent; (3) Tenant shall pay Landlord any rent or charges due Landlord under the Lease, each prorated as of the Date of Taking; (4) Tenant shall receive from Landlord those portions of the Award attributable to trade fixtures of Tenant and for moving expenses of Tenant; and (5) the remainder of the Award shall be paid to and be the property of Landlord.

      D.   Partial Takings.  In the event of a Partial Taking during the term
           ---------------
           hereof (1) the rights of Tenant under the Lease and leasehold estate of Tenant in and to the portion of the Premises taken shall cease and terminate as of the Date of Taking; (2) from and after the Date of Taking the Monthly Installment of rent shall be an amount equal to the product obtained by multiplying the Monthly Installment of rent immediately prior to the Taking by a fraction, the numerator of which is the number of square feet contained in the Premises after the Taking and the denominator of which is the number of square feet contained in the Premises prior to the Taking; (3) Tenant shall receive from the Award the portions of the Award attributable to trade fixtures of Tenant; and (4) the remainder of the Award shall be paid to and be the property of Landlord.

18.   Mechanics' Lien.  Tenant shall (A) pay for all labor and services
      ---------------
      performed for, materials used by or furnished to, Tenant or any contractor employed by Tenant with respect to the Premises; (B) indemnify, defend, protect and hold Landlord and the Premises harmless and free from any liens, claims, liabilities, demands, encumbrances, or judgments created or suffered by reason of any labor or services performed for, materials used by or furnished to, Tenant or any contractor employed by Tenant with respect to the Premises; (C) give notice to Landlord in writing five (5) days prior to employing any laborer or contractor to perform services related to, or receiving materials for use upon the Premises; and (D) permit Landlord to post a notice of nonresponsibility in accordance with the statutory requirements of California Civil Code Section 3094 or any amendment thereof. In the event Tenant is required to post an improvement bond with a public agency in connection with the above, Tenant agrees to include Landlord as an additional obligee.

19.   Inspection of the Premises.  Tenant shall permit Landlord and its agents
      --------------------------
      to enter the Premises at any reasonable time for the purpose of inspecting the same, performing Landlord's maintenance and repair responsibilities, posting a notice of non-responsibility for alterations, additions or repairs and at any time within one hundred eighty (180) days prior to expiration of this Lease, to place upon the Premises, ordinary "For Lease" or "For Sale" signs.

20.   Compliance with Laws.  Tenant shall, at its own cost, comply with all of
      --------------------
      the requirements of all municipal, county, state and federal authorities now in force, or which may hereafter be in force, pertaining to the use and occupancy of the Premises, and shall faithfully observe all municipal, county, state and federal law, statutes or ordinances now in force or which may hereafter be in force. The judgment of any court of competent jurisdiction or the admission of Tenant in any action or proceeding against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any such ordinance or statute in the use and occupancy of the Premises shall be conclusive of the fact that such violation by Tenant has occurred.

21.   Subordination.  The following provisions shall govern the relationship of
      -------------
      this Lease to any underlying lease, mortgage or deed of trust which now or hereafter affects the Premises, the Building and/or the Parcel, or Landlord's interest or estate therein (the "Project") and any renewal, modification, consolidation, replacement, or extension thereof (a "Security Instrument").

      A.   Priority.  This Lease is subject and subordinate to Security
           --------
           Instruments existing as of the Commencement Date. However, if any Lender so requires, this Lease shall become prior and superior to any such Security Instrument.

      B.   Subsequent Security Instruments.  At Landlord's election, this Lease
           -------------------------------
           shall become subject and subordinate to any Security Instrument created after the Commencement Date. Notwithstanding such subordination, Tenant's right to quiet possession of the Premises shall not be disturbed so long as Tenant is not in default and performs all of its obligations under this Lease, unless this Lease is otherwise terminated pursuant to its terms.

      C.   Documents.  Tenant shall execute any document or instrument required
           ---------
           by Landlord or any Lender to make this Lease either prior or subordinate to a Security Instrument, which may include such other matters as the Lender customarily requires in connection with such agreements, including provisions that the Lender not be liable for
           (1) the return of the Security Deposit unless the Lender receives it from Landlord, and (2) any defaults on the part of Landlord occurring prior to the time that the Lender takes possession of the Project in connection with the enforcement of its Security Instrument. Tenant's failure to execute any such document or instrument within ten (10) days after written demand therefor shall constitute a default by Tenant or, at Landlord's option, Landlord may execute such documents on behalf of Tenant as Tenant's attorney-in-fact. Tenant does hereby make, constitute and irrevocably appoint Landlord as Tenant's attorney-in-fact to, execute such documents in accordance with this Paragraph.

      D.   Tenant's Attornment.  Tenant shall attorn (1) to any purchaser of the
           -------------------
           Premises at any foreclosure sale or private sale conducted pursuant to any Security Instrument encumbering the Project; (2) to grantee or transferee designated in any deed given in lieu of foreclosure; or
           (3) to the lessor under any underlying ground lease should such ground lease be terminated.

      E.   Lender.  The term "Lender" shall mean (l) any beneficiary, mortgagee,
           ------
           secured party, or other holder of any deed of trust, mortgage, or other written security device or agreement affecting the Project; and
           (2) any lessor under any underlying lease under which Landlord holds its interest in the Project.

22.   Holding Over.  This Lease shall terminate without further notice at the
      ------------
      expiration of the Lease Term. Any holding over by Tenant after expiration shall not constitute a renewal or extension or give Tenant any rights in or to the Premises except as expressly provided in this Lease. Any holding over after the expiration with the consent of Landlord shall be construed to be a tenancy from month to month, at one hundred twenty-five percent (125%) of the monthly rent for the last month of the Lease Term, and shall otherwise be on the terms and conditions herein specified insofar as applicable.

23.   Notices.  Any notice required or desired to be given under this Lease
      -------
      shall be in writing with copies directed as indicated below and shall be personally served or given by mail or generally accepted overnight mail delivery service, (i.e., Federal Express mail). Any notice given by mail shall be deemed to have been given when forty-eight (48) hours have elapsed from the time such notice was deposited in the United States mails, certified and postage prepaid, addressed to the party to be served with a copy as indicated herein at the last address given by that party to the other party under the provisions of this Paragraph. At this date of execution of this Lease, the address of Landlord is:

           c/o South Bay Development
           511 Division Street
           Campbell, CA 95008

      and the address of Tenant is:

           252-254 Hacienda Avenue
           Campbell, CA 95008

24.   Attorneys' Fees.  In the event either party shall bring any action or
      ---------------
      legal proceeding for damages for any alleged breach of any provision of this Lease, to recover rent or possession of the Premises, to terminate this Lease, or to enforce, protect or establish any term or covenant of this Lease or right or remedy of either party, the prevailing party shall be entitled to recover as a part of such action or proceeding, reasonable attorneys' fees and court costs, including attorneys' fees and costs for appeal, as may be fixed by the court or jury. The term "prevailing party" shall mean the party who received substantially the relief requested, whether by settlement, dismissal, summary judgment, judgment, or otherwise.

25.   Nonassignment.
      -------------

      A.   Landlord's Consent Required.  Tenant's interest in this Lease is not
           ---------------------------
           assignable, by operation of law or otherwise, nor shall Tenant have the right to sublet the Premises, transfer any interest of Tenant therein or permit any use of the Premises by another party, without the prior written consent of Landlord to such assignment, subletting, transfer or use, which consent Landlord agrees not to withhold unreasonably subject to the provisions of Subparagraph B below. A consent to one assignment, subletting, occupancy or use by another party shall not be deemed to be a consent to any subsequent assignment, subletting, occupancy or use by another party. Any assignment or subletting without such consent shall be void and shall, at the option of Landlord, terminate this Lease.

           Landlord's waiver or consent to any assignment or subletting hereunder shall not relieve Tenant from any obligation under this Lease unless the consent shall so provide.

      B.   Transferee Information Required.  If Tenant desires to assign its
           -------------------------------
           interest in this Lease or sublet the Premises, or transfer any interest of Tenant therein, or permit the use of the Premises by another party (hereinafter collectively referred to as a "Transfer"), Tenant shall give Landlord at least fifteen (15) days prior written notice of the proposed Transfer and of the terms of such proposed Transfer, including, but not limited to, the name and legal composition of the proposed transferee, a financial statement of the proposed transferee, the nature of the proposed transferee's business to be carried on in the Premises, the payment to be made or other consideration to be given to Tenant on account of the Transfer, and such other pertinent information as may be requested by Landlord, all in sufficient detail to enable Landlord to evaluate the proposed Transfer and the prospective transferee. It is the intent of the parties hereto that this Lease shall confer upon Tenant only the right to use and occupy the Premises, and to exercise such other rights as are conferred upon Tenant by this Lease. The parties agree that this Lease is not intended to have a bonus value nor to serve as a vehicle whereby Tenant may profit by a future Transfer of this Lease or the right to use or occupy the Premises as a result of any favorable terms contained herein, or future changes in the market for leased space. It is the intent of the parties that any such bonus value that may attach to this Lease shall be and remain the exclusive property of Landlord. Accordingly, in the event Tenant seeks to Transfer its interest in this Lease or the Premises, Landlord shall have the following options, which may be exercised at its sole choice without limiting Landlord in the exercise of any other right or remedy which Landlord may have by reason of such proposed Transfer:

           (1) Landlord may elect to terminate this Lease effective as of the proposed effective date of the proposed Transfer and release Tenant from any further liability hereunder accruing after such termination date by giving Tenant written notice of such termination within ten (10) days after receipt by Landlord of Tenant's notice of intent to transfer as provided above. If Landlord makes such election to terminate this Lease, Tenant shall surrender the Premises, in accordance with Paragraph 34, on or before the effective termination date; or

           (2) Landlord may consent to the proposed Transfer on the condition that Tenant agrees to pay to Landlord, as additional rent, any and all rents or other consideration (including key money) received by Tenant from the transferee by reason of such Transfer in excess of the rent payable by Tenant to Landlord under this Lease (net of Tenant's direct expenses). The rent payable to Landlord shall be valued at the current rent payable under Paragraph 4 above plus any value remaining for unamortized tenant improvement dollars (not to exceed $.06 per square foot per month). Tenant expressly agrees that the foregoing is a reasonable condition for obtaining Landlord's consent to any Transfer; or

           (3) Landlord may reasonably withhold its consent to the proposed Transfer.

26.   Successors.  The covenants and agreements contained in this Lease shall be
      ----------
      binding on the parties hereto and on their respective heirs, successors and assigns (to the extent the Lease is assignable).

27.   Mortgagee Protection.  In the event of any default on the part of
      --------------------
      Landlord, Tenant will give notice by registered or certified mail to any beneficiary of a deed of trust or mortgagee of a mortgage encumbering the Premises, whose address shall have been furnished to Tenant, and shall offer such beneficiary or mortgagee a reasonable opportunity to cure the default, including time to obtain possession of the Premises by power of sale or judicial foreclosure, if such should prove necessary to effect a cure.

28.   Landlord Loan or Sale.  Tenant agrees promptly following request by
      ---------------------
      Landlord to (A) execute and deliver to Landlord any documents, including estoppel certificates presented to Tenant by Landlord, (i) certifying that this Lease is unmodified and in full force and effect and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, and (iii) evidencing the status of the Lease as may be required either by a lender making a loan to Landlord to be secured by a deed of trust or mortgage covering the Premises or a purchaser of the Premises from Landlord and (B) to deliver to Landlord the financial statement of Tenant with an opinion of a certified public accountant, including a balance sheet and profit and loss statement, for the last completed fiscal year all prepared in accordance with generally accepted accounting principles consistently applied. Tenant's failure to deliver an estoppel certificate promptly following such request shall be an Event of Default under this Lease.

29.   Surrender of Lease Not Merger.  The voluntary or other surrender of this
      -----------------------------
      Lease by Tenant, or a mutual cancellation thereof, shall not work a merger and shall, at the option of Landlord, terminate all or any existing subleases or subtenants, or operate as an assignment to Landlord of any or all such subleases or subtenants.

30.   Waiver.  The waiver by Landlord or Tenant of any breach of any term
      ------
      covenant or condition herein contained shall not be deemed to be a waiver of any preceding or succeeding breach of the same or any other covenant or condition herein contained.

31.   General.
      -------

      A.   Captions.  The captions and paragraph headings used in this Lease are
           --------
           for the purposes of convenience only. They shall not be construed to limit or extend the meaning of any part of this Lease, or be used to interpret specific sections. The word (s) enclosed in quotation marks shall be construed as defined terms for purposes of this Lease. As used in this Lease, the masculine, feminine and neuter and the singular or plural number shall each be deemed to include the other whenever the context so requires.

      B.   Definition of Landlord.  The term "Landlord" as used in this Lease,
           ----------------------
           so far as the covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner at the time in question of the fee title of the Premises, and in the event of any transfer or transfers of the title of such fee, the Landlord herein named (and in case of any subsequent transfers or conveyances, the then grantor) shall after the date of such transfer or conveyance be automatically freed and relieved of all liability with respect to performance of any covenants or obligations on the part of Landlord contained in this Lease, thereafter to be performed; provided that any funds in the hands of Landlord or the then grantor at the time of such transfer, in which Tenant has an interest, shall be turned over to the grantee. It is intended that the covenants and obligations contained in this Lease on the part of Landlord shall, subject as aforesaid, be binding upon each Landlord, its heirs, personal representatives, successors and assigns only during its respective period of ownership.

      C.   Time of Essence.  Time is of the essence for the performance of each
           ---------------
           term, covenant and condition of this Lease.

      D.   Severability.  In case any one or more of the provisions contained
           ------------
           herein, except for the payment of rent, shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Lease, but this Lease shall be construed as if such invalid, illegal or unenforceable provision had not been contained herein. This Lease shall be construed and enforced in accordance with the laws of the State of California.

      E.   Joint and Several Liability.  If Tenant is more than one person or
           ---------------------------
           entity, each such person or entity shall be jointly and severally liable for the obligations of Tenant hereunder.

      F.   Law.  The term "law" shall mean any judicial decision, statute,
           ---
           constitution, ordinance, resolution, regulation, rule, administrative order, or other requirement of any government agency or authority having jurisdiction over the parties to this Lease or the Premises or both, in effect at the Commencement Date of this Lease or any time during the Lease Term, including, without limitation, any regulation, order, or policy of any quasi-official entity or body (e.g., board of fire examiners, public utility or special district).

32.   Sign.  Tenant shall have the same signage location and size as was
      ----
      available to the prior tenant in 254 Hacienda. Tenant shall not place or permit to be placed any sign or decoration on the land or the exterior of the Building without the prior written consent of Landlord. Tenant, upon written notice by Landlord, shall immediately remove any sign or decoration that Tenant has placed or permitted to be placed on the land or the exterior of the Building without the prior written consent of Landlord, and if Tenant fails to so remove such sign or decoration within five (5) days after Landlord's written notice, Landlord may enter upon the Premises and remove said sign or decoration and Tenant agrees to pay Landlord, as additional rent upon demand, the cost of such removal. At the termination of this Lease, Tenant shall remove any sign which it has placed on the Parcel or Building and shall repair any damage caused by the installation or removal of such sign.

33.   Interest on Past Due Obligations.  Any Monthly Installment of rent or any
      --------------------------------
      other sum due from Tenant under this Lease which is received by Landlord after the date the same is due shall bear interest from said due date until paid, at an annual rate equal to the lesser of (the "Permitted Rate"): (1) twelve percent (12%); or (2) five percent (5%) plus the rate established by the Federal Reserve Bank of San Francisco, as of the twenty-fifth (25th) day of the month immediately preceding the due date, on advances to member banks under Section 13 and 13(a) of the Federal Reserve Act, as now in effect or hereafter from time to time amended. Payment of such interest shall not excuse or cure any default by Tenant. In addition, Tenant shall pay all costs and attorneys' fees incurred by Landlord in collection of such amounts.

34.   Surrender of the Premises.  On the last day of the term hereof, or on the
      -------------------------
      sooner termination of this Lease, Tenant shall surrender the Premises to Landlord in their condition existing as of the Commencement Date of this Lease, ordinary wear and tear excepted, with all originally painted interior walls washed, and other interior walls cleaned, and repaired or replaced, all carpets shampooed and cleaned, the air conditioning and heating equipment serviced and repaired by a reputable and licensed service firm, all floors cleaned and waxed, all to the reasonable satisfaction of Landlord. Tenant shall remove all of Tenant's personal property and trade fixtures from the Premises, and all property not so removed shall be deemed abandoned by Tenant. Tenant, at its sole cost, shall repair any damage to the Premises caused by the removal of Tenant's personal property, machinery and equipment, which repair shall include, without limitation, the patching and filling of holes and repair of structural damage. If the Premises are not so surrendered at the termination of this Lease, Tenant shall indemnify, defend, protect and hold Landlord harmless from and against loss or liability resulting from delay by Tenant in so surrendering the Premises including without limitation, any claims made by any succeeding tenant or losses to Landlord due to lost opportunities to lease to succeeding tenants.

35.   Authority.  The undersigned parties hereby warrant that they have proper
      ---------
      authority and are empowered to execute this Lease on behalf of Landlord and Tenant, respectively.

36.   Public Record.  This Lease is made subject to all matters of public record
      -------------
      affecting title to the property of which the Premises are a part. All assessments and charges which are imposed, levied or assessed against the Parcel and Buildings pursuant to any matters of public record shall be a Common Area Charge and Tenant shall pay its share of such assessments and charges to Landlord as provided in Paragraph 12 above.

37.   Brokers.  Tenant represents and warrants to Landlord that it has dealt
      -------
      with Cornish & Carey, Oncor International ("Broker") with respect to this transaction, as its exclusive agent. Landlord shall pay Broker a commission based on separate negotiations between Landlord and Broker.

38.   Limitation on Landlord's Liability.  Tenant, for itself and its successors
      ----------------------------------
      and assigns (to the extent this Lease is assignable), hereby agrees that in the event of any actual, or alleged, breach or default by Landlord under this Lease that:

      A. Tenant's sole and exclusive remedy against Landlord shall be as against Landlord's interest in the Building;

      B. No partner or officer of any partner of Landlord shall be sued or named as a party in a suit or action (except as may be necessary to secure jurisdiction of the partnership);

      C. No service of process shall be made against any partner of Landlord (except as may be necessary to secure jurisdiction of the partnership);

      D. No partner of Landlord shall be required to answer or otherwise plead to any service of process;

      E.   No judgment will be taken against any partner of Landlord;
      F. Any judgment taken against any partner of Landlord maybe vacated and set aside at any time nunc pro tunc;

      G. No writ of execution will ever be levied against the assets of any partner of Landlord;

      H. The covenants and agreements of Tenant set forth in this Section 38 shall be enforceable by Landlord and any partner of Landlord.

39.  Hazardous Material.
     ------------------

      A.   Definitions.  As used herein, the term "Hazardous Material" shall
           -----------
           mean any substance or material which has been determined by any state, federal or local governmental authority to be capable of posing a risk of injury to health, safety or property including all of those materials and substances designated as hazardous or toxic by the Environmental Protection Agency, the California Water Quality Control Board, the Department of Labor, the California Department of Industrial Relations, the Department of Transportation, the Department of Agriculture, the Consumer Product Safety Commission, the Department of Health and Human Services, the Food and Drug Agency or any other governmental agency now or hereafter authorized to regulate materials and substances in the environment. Without limiting the generality of the foregoing, the term "Hazardous Material" shall include all of those materials and substances defined as "Toxic Materials" in Sections 66680 through 66685 of Title 22 of the California Code of Regulations, Division 4, Chapter 30, as the same shall be amended from time to time.

      B.   Use Restriction.  Subject to the terms and conditions set forth
           ---------------
           herein, Landlord acknowledges that so long as Tenant is under this Lease, Tenant shall be permitted to use and store in the Premises those materials described in Paragraph G below, in the quantities set forth in said Paragraph. Except as specifically allowed in this Lease, Tenant shall not cause or permit any Hazardous Material to be used, stored, generated, discharged, transported to or from, or disposed of in or about the Premises, or any other land or improvements in the vicinity of the Premises. The appearance of any Hazardous Material that is not permitted by this Lease in or about the Premises shall be deemed an Event of Default under Paragraph 16 above. Without limiting the generality of the foregoing, Tenant, at its sole cost, shall comply with all laws relating to the storage, use, generation, transport, discharge and disposal of Hazardous Materials. If the presence of Hazardous Materials on the premises caused or permitted by Tenant results in contamination of the Premises or any soil, air, ground or surface waters under, through, over, on, in or about the Premises, Tenant, at its expense shall promptly take all actions necessary to return the Premises and/or the surrounding real and personal property to the condition existing prior to the appearance of such Hazardous Material.

           Tenant shall defend, protect, hold harmless and indemnify Landlord and its agents and employees with respect to all actions, claims, losses, fines, penalties, fees, costs, damages and liabilities (including but not limited to attorneys' and consultants' fees) arising out of or in connection with any Hazardous Material used, generated, discharged, transported to or from, stored, or disposed of in, on, under, through or about the Premises and/or the surrounding real and personal property. Tenant shall not suffer any lien to be recorded against the Premises as a consequence of a Hazardous Material, including any so called state, federal or local "super fund" lien related to the "clean up" of a Hazardous Material in, over, on, under, through, or about the Premises.

      C.   Compliance.  Tenant shall immediately notify Landlord of any inquiry,
           ----------
           test, investigation, enforcement proceeding by or against Tenant or the Premises concerning a Hazardous Material. Tenant acknowledges that Landlord, as the owner of the Property, at its election, shall have the sole right, at Tenant's expense, to negotiate, defend, approve and appeal any action taken or order issued with regard to any Hazardous Material(s) by any applicable governmental authority. Landlord shall have the right to appoint a consultant, at Tenant's expense, to conduct an investigation to determine whether Hazardous Materials are being used, generated, discharged, transported to or from, stored or disposed of in, on, over, through, or about the Premises, in an appropriate and lawful manner. Tenant, at its expense, shall comply with all recommendations of the consultant.

      D.   Assignment and Subletting.  It shall not be unreasonable for Landlord
           -------------------------
           to withhold it consent to any proposed assignment or subletting if
           (1) the proposed assignee's or subtenant's anticipated use of the Premises involves the storage, generation, discharge, transport, use or disposal of any Hazardous Material; (2) if the proposed assignee or subtenant has been required by any prior landlord, lender or governmental authority to "clean up" or remediate any Hazardous Material; (3) if the proposed assignee or subtenant is subject to investigation or enforcement order or proceeding by any governmental authority in connection with the use, generation, discharge, transport, disposal or storage of any Hazardous Material.

      E.   Surrender.  Upon the expiration or earlier termination of the Lease,
           ---------
           Tenant, at its sole cost, shall remove all Hazardous Materials from the Premises and the surrounding real and personal property and shall provide a certificate to Landlord from a registered soils engineer certifying that there is no contamination of soil or ground or surface waters in, under, on, through, over or about the Premises and that there is no other contamination of Hazardous Materials in the Premises. If Tenant fails to so surrender the Premises, Tenant shall indemnify, protect, defend and hold Landlord harmless from and against all damages resulting from Tenant's failure to surrender the Premises as required by this Paragraph, including, without limitation, any actions, claims, losses, liabilities, fees (including but not limited to attorneys' and consultants' fees), fines, costs, penalties, or damages in connection with the condition of the Premises including, without limitation, damages occasioned by the inability to relet the Premises or a reduction in the fair market and/or rental value of the Premises by reason of the existence of any Hazardous Materials in, on, over, under, through or around the Premises.

      F.   Holding Over.  If any action of any kind is required to be taken by
           ------------
           any governmental authority to clean-up, remove, remediate or monitor Hazardous Materials from the Premises and such action is not completed prior to the expiration or earlier termination of the Lease, Tenant shall be deemed to have impermissibly held over until such time as such required action is completed, and Landlord shall be entitled to all damages directly or indirectly incurred in connection with such holding over, including without limitation, damages occasioned by the inability to re-let the Premises or a reduction of the fair market and/or rental value of the Premises.

      G.   Materials.  Write "none," if applicable and initial here:    none  .
           ---------                                                 --------

                     Materials:                      Quantity:
                     __________                      __________
                     __________                      __________
                     __________                      __________


      H.   Provisions Survive Termination.  The provisions of this Paragraph 39
           ------------------------------
           shall survive the expiration or termination of this Lease.

      I. The provisions of this Paragraph 39 are intended to govern the rights and liabilities of the Landlord and Tenant hereunder respecting Hazardous Materials to the exclusion of any other provisions in this Lease that might otherwise be deemed applicable. The provisions of this Paragraph 39 shall be controlling with respect to any provisions in this Lease that are inconsistent with this Paragraph 39.

40. Upon final execution and commencement of this Lease, Tenant's lease dated March 16, 1988, with MJHM II, a California general partnership, as later assigned to MP Hacienda, Inc., a Delaware corporation, shall be terminated. Tenant shall be responsible for all the terms under the aforementioned lease until actual commencement of this Lease.

IN WITNESS WHEREOF, the parties have executed this Agreement on the dates set forth below.

LANDLORD                                TENANT
- --------                                ------

MP HACIENDA, INC., a                    WESTERN MICRO TECHNOLOGY, a
Delaware corporation                    California corporation



By   /s/ [Landlord]                     By   /s/ Philip H. Fleschler
   --------------------------------        -------------------------------------

Title   Vice President                  Title   Philip H. Fleschler
      -----------------------------           ----------------------------------

Dated   7/6/95                          Dated   30 June 1995
      -----------------------------           ----------------------------------